EXHIBIT 10.3

Security Agreement to be dated and executed by Dtomi, Inc. at closing creating a security interest to Michael Alon and Michael Korff as agents for the Network 60 Share Owners in the assets effectively conveyed to Dtomi, Inc. via the Share Exchange Agreement (Exhibit 10.1).

                               SECURITY AGREEMENT

     This Security Agreement, dated as of ___________ ___, 2002, is granted by Network60, LLC, (the "Debtor") to Michael Alon and Michael Korff (the "Secured Party").

                           Statement of the Premises.
                           --------------------------

     In consideration of credit and/or other financial accommodations, which have been or which may from time to time be extended to DTOMI, Inc. by the Secured Party, the parties have entered into this Security Agreement.

                                    Agreement
                                    ---------

     1.   DEFINITIONS.

     1.1 INCORPORATION BY REFERENCE. All terms defined in Schedule A annexed hereto are hereby incorporated by reference and all such terms and words so defined are used herein with the same meanings therein set forth.

     1.2 ADDITIONAL DEFINITIONS. The following terms shall have the following meanings for purposes of this Security Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "COLLATERAL" means, collectively, all of Debtor's right, title and interest in the property described on Schedule A annexed hereto in which Debtor has rights or the power to transfer rights, whether now owned or hereafter acquired, arising or existing.

     "CORRESPONDING", when used in conjunction with any defined term (the "referred term"), refers to such specific persons, items or documents to which such referred term pertains which are related or connected to another defined term in the context.

     "DEFAULT RATE" means an interest rate equal to the default rate per annum as set forth in the Note.

     "EVENT OF DEFAULT" means: (i) any event, condition or act (including notice and lapse of time, if specified) which is defined or described as an event of default in any Loan Document; and (ii) in the case of any evidence of indebtedness constituting a Loan Document which does not prescribe any event of default therein, (A) the failure by Debtor to pay when due any such indebtedness, or (B) the occurrence of any event, condition or act (including notice and lapse of time, if specified) which pursuant to the terms of any such Loan Document gives Secured Party the right to accelerate the payment of any Obligations, regardless of whether Secured Party exercises such right.

     "FINANCING STATEMENTS" mean all UCC-1 Financing Statements and other documents to be filed in any public office (including without limitation, the U.S. Patent and Trademark Office) to perfect the security interest granted under this Security Agreement.

     "LOAN DOCUMENT" means any agreement, document or instrument executed by the Debtor or by any other person, delivered to Secured Party and pertaining to the Obligations.

     "NOTE" means the promissory note in the amount of $800,000.00 executed by DTOMI, Inc. as of the date hereof, as the same may be amended, substituted, replaced or modified from time to time.

     "OBLIGATIONS" means all debts, liabilities and obligations of DTOMI, Inc. to the Secured Party arising under the Note or any Loan Document.

     "UCC" means the Uniform Commercial Code of the State of New York, as amended and in effect as to the date hereof and from time to time.

     In addition to the terms defined above, all terms used in this Agreement and in Schedule A annexed hereto which are not otherwise defined in this Agreement or Schedule A shall be deemed to be used with the same meanings as provided by the corresponding statutory definitions contained in all Articles of the UCC on the date hereof and from time to time. In the case of a term defined in Article 9 of the UCC and also in another Article of the UCC, the definition contained in Article 9 of the UCC shall govern and control.

     2.   SECURITY INTEREST.

     2.1 The Debtor hereby grants to the Secured Party, a security interest in all of the Collateral as security for the payment of all Obligations.

     2.2 Debtor irrevocably appoints the Secured Party as its lawful attorney and Secured Party and grants Secured Party the power to execute, authenticate and to file, with or without any signature and by electronic means, any Financing Statement, Addendum, Amendment, Continuation Statement or other Record on Debtor's behalf, including any filing which further describes for identification any Commercial Tort Claim which may come into existence in the future.

     Debtor will from time to time upon demand furnish to Secured Party such further information and will execute, acknowledge and deliver to Secured Party such financing statements and assignments and other papers, including control agreements, pay any costs of title searches and filing fees, and will do all such other acts and things as Secured Party shall reasonably request as may be necessary or appropriate to establish, perfect and maintain a valid security interest in any of the Collateral or types of Collateral listed on Schedule A as security for the Obligations. Without limitation of the foregoing, Debtor will execute and deliver to Secured Party any document required to acknowledge, register or perfect the security interest granted in any Commercial Tort Claim, Financial Asset, Investment Property, Patent Right, technical information, Trademark Right or Copyright and in any of the Collateral under the Federal Assignment of Claims Act. Debtor will fully cooperate to obtain all necessary acknowledgments and agreements from any third party, including any bailee, bank or Securities Intermediary, which Secured Party deems reasonably necessary for the perfection, protection or maintenance of its security interest in the Collateral. Without limitation of the foregoing, Debtor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of: Deposit Accounts, Investment Property, Letter-Of-Credit Rights, and Electronic Chattel Paper.

     Debtor will not change its jurisdiction of organization without the prior written consent of Secured Party, which consent will not be withheld except and unless the priority of Secured Party's security interest in any of the Collateral would be adversely affected.

     2.3 This Security Agreement is in addition to and without limitation of any right of the Secured Party under any of the Loan Documents or any other security agreement, mortgage or guaranty granted by the Debtor or any other person to the Secured Party.

     3.   REPRESENTATION AND WARRANTIES.

     The Debtor represents and warrants that:

     3.1 The Debtor has granted no currently effective security interest in the Collateral to any person other than to the Secured Party, and no financing statement in favor of any such other person as a Secured Party covering any of the Collateral or any proceeds thereof is on file in any public office, and the Collateral is free and clear of any lien, charge or encumbrance, except pursuant to and under this Security Agreement.

     3.2 Debtor is the lawful owner of the Collateral; and all information with respect to the Collateral set forth in any schedule, certificate or other writing furnished by Debtor to Secured Party, is true and correct as of the date furnished. Debtor will have good title to all Collateral acquired by it in the future and Secured Party will acquire through this Agreement a valid, perfected prior security interest therein. Debtor will continue to hold all Collateral free and clear of all liens, claims and encumbrances of others excepting the rights of Secured Party hereunder.

     3.3 Debtor was organized in the State of New York and DTOMI, Inc. was organized in the State of Nevada. All other places of business set forth on Schedule B are true and correct locations from which each Debtor conducts business as of the date hereof.

     3.4 The locations of all Equipment and Inventory of the Debtor set forth on Schedule B hereto is a true and complete listing of all of the locations of the Debtor's Equipment and Inventory as of the date hereof.

     3.5 Except as noted on Schedule B hereto, the Debtor conducts no business, whether directly or indirectly or through any subsidiary or division, under any name or trade name other than its name first recited above.

     3.6 Schedule C hereto is a true and complete list of all of the Debtor's registered Patents, Trademarks and Copyrights.

     4.   COVENANTS AND AGREEMENTS OF DEBTOR.

     The Debtor covenants and agrees that:

     4.1 The Secured Party may examine and inspect the Collateral at any reasonable time and wherever located.

     4.2 Subject to the limitations of this Security Agreement, the Debtor will from time to time upon demand furnish to Secured Party such further information and will execute, acknowledge and deliver to Secured Party such financing statements and assignments and other papers, pay any costs of searches and filing fees, and will do all such other acts and things as Secured Party may reasonably request as being necessary or appropriate to establish, perfect and maintain a valid security interest in the Collateral as security for the Obligations. Without limitation of the foregoing, the Debtor will execute and deliver to Secured Party any document required to acknowledge, register or perfect the security interest granted in any of the Patent rights, technical information, Trademark rights or Copyrights and in any of the Collateral under the Federal Assignment of Claims Act. The Debtor will immediately deliver to the Secured Party all original evidences of Chattel Paper, Instruments, Documents or Securities for which possession is required for perfection of the security interest granted hereunder.

     4.3 The Debtor will defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein. Debtor shall not encumber any Collateral to any person other than the Secured Party, or sell, assign or transfer the Collateral or any right, title or interest therein.

     4.4 If any action or proceeding shall be commenced, other than any action to collect the Obligations, to which action or proceeding the Secured Party is made a party and in which it becomes necessary to defend or uphold the Secured Party's security interests hereunder, all costs incurred by the Secured Party for the expenses of such litigation (including reasonable counsel fees and expenses) shall be deemed part of the Obligations secured hereby, which the Debtor agrees to pay or cause to be paid.

     4.5 All records of the Collateral will be located at the Debtor's principal place of business. The Debtor shall not change the location of any Equipment or Inventory or the records pertaining to any Collateral unless the Debtor gives Secured Party not less than 14 days prior written notice.

     4.6 The Debtor will have and maintain insurance at its expense at all times in such amounts, in such form, containing such terms and written by such companies as may be reasonably satisfactory to Secured Party and such insurance policy shall contain a Secured Party's loss payable endorsement in favor of Secured Party. All policies of insurance shall be payable to Secured Party and the Debtor, as their interests may appear, and shall provide for thirty (30) days' written notice of cancellation or modification to Secured Party. Secured Party is authorized by the Debtor to act as its attorney in collecting, adjusting, settling or canceling such insurance and endorsing any drafts drawn by insurers. Secured Party may apply any proceeds of insurance received by it to the Obligations, whether due or not. The Debtor will immediately notify Secured Party of any damage to or loss of the Collateral. Not later than the expiration date of each policy of insurance then in effect, the Debtor shall deliver to Secured Party a certificate of insurance certifying as to (i) the extension of such policy or the issuance of a renewal policy therefor, describing the same in reasonable detail satisfactory to Secured Party, and (ii) the payment in full of the portion of the premium therefor then due and payable (or accompanied by other proof of such payment satisfactory to Secured Party). The Debtor shall be required forthwith to notify Secured Party (by telephone, confirmed in writing) if the Debtor shall determine at any time not to, or at any time be unable to, extend or renew any such policy then in effect.

     4.7 The Debtor will use the Collateral for business purposes and not in violation of any statute or ordinance.

     4.8 The Debtor will pay promptly when due all (i) registration, issue, maintenance and similar fees to establish and maintain the Collateral, and (ii) taxes and assessments upon the Collateral or upon its use or sale (collectively, the "Taxes"), except for any Taxes which are being contested in good faith and for which adequate reserves under generally accepted accounting principles have been established.

     4.9 The Debtor will at all times keep accurate and complete records of the Accounts, Instruments and other Collateral and will deliver such reconciliation reports and other financial information to Secured Party as Secured Party may at any time reasonably request. Secured Party, or any of its Secured Parities, shall have the right to call at the Debtor's place or places of business at reasonable intervals and upon reasonable notice to inspect, audit, make test verifications and otherwise examine and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to any of the Collateral.

     4.10 Upon the occurrence of an Event of Default, the Debtor agrees to stamp all books and records pertaining to Accounts, Instruments and General Intangibles to evidence the Secured Party's security interest therein in form satisfactory to Secured Party immediately upon Secured Party's written demand.

     4.11 At its option, Secured Party may discharge Taxes, liens or other encumbrances at any time levied against or placed on the Collateral which have not been stayed as to execution and contested with due diligence in appropriate legal proceedings, and Secured Party may pay for insurance on the Collateral and may pay for maintenance and preservation of the Collateral. The Debtor will, upon demand, remit to Secured Party forthwith:

     4.11.1 The amount of any such Taxes, assessments, insurance or other expenses which Secured Party shall have been required or elected to pay; and

     4.11.2 The amount of any and all out-of-pocket expenses which Secured Party may incur in connection with the exercise by Secured Party of any of the powers conferred upon it hereunder; and

     4.11.3 Interest on any amounts expended under Subsections "4.11.1" and "4.11.2" of this Section 4.11 from the date of such expenditure to the date of repayment in full to Secured Party at a rate per annum which shall automatically increase and decrease so that at all times such rate shall be the Default Rate.

     4.12      The Debtor will notify  Secured  Party in writing at least thirty
(30) days prior to changing its chief executive office or other locations at which it does business or changing its name or conducting business under any name or trade name other than as warranted under Sections 3.3 and 3.5 hereof, in each case specifying the places or names involved.

     4.13 The Debtor will use commercially reasonable efforts to obtain the consent of any person, governmental instrumentality or agency, or public body or official to the assignment hereunder of any Account, Instrument, Document or General Intangible if such consent may be required by the terms of any contract or statute and if the such consent is reasonably necessary to support the security interest hereunder.

     4.14 Secured Party shall have the right to notify the account debtors obligated on any or all of a Debtor's Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles to make payment thereof directly to Secured Party, and Secured Party may take control of all proceeds of any thereof. The form of such notice to the account debtors shall be in the form of
Exhibit 1 annexed hereto.

     5.   EVENTS OF DEFAULT.

     5.1 Upon the occurrence of an Event of Default, the Secured Party shall have all of the rights, powers and remedies set forth in the Loan Documents, together with the rights and remedies of a secured party under the UCC, including without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral, and to take possession of the Collateral, and for that purpose Secured Party may enter peaceably any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the Debtor will not resist or interfere with such action. Secured Party may require the Debtor to assemble the Collateral and make the same available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. The Debtor hereby agrees that the place or places of location of the Collateral are places reasonably convenient to it to assemble the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send the Debtor reasonable notice of the time and place of any public sale or reasonable notice of the time after which any private sale or any other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to a Debtor at least ten days before the time of the sale or disposition, or is personally delivered at least seven days before the time of the sale or disposition.

     5.2 Upon demand by Secured Party after an Event of Default, the Debtor will immediately deliver to Secured Party all proceeds of Collateral, and all original evidences of Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles, including, without limitation, all checks, drafts, cash and other remittances, notes, trade acceptances or other instruments or contracts for the payment of money, appropriately endorsed to Secured Party's order and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto; and the Debtor hereby appoints Secured Party as the Debtor's Secured Party and attorney-in-fact to make such endorsement on behalf of and in the name of the Debtor. Pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash and other remittances with any of the Debtor's funds or property, but will hold them separate and apart therefrom and upon an express trust for Secured Party until delivery thereof is made to Secured Party.

     5.3 The costs of collection and enforcement of Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Debtor, whether the same are incurred by Secured Party or the Debtor. The Debtor will not, after the occurrence of an Event of Default, except with Secured Party's express written consent, extend, compromise, compound or settle any Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles, or release, wholly or partly, any person liable for payment thereof, or allow any credit or discount thereon which is not customarily allowed by the Debtor in the ordinary conduct of its business.

     5.4 Effective immediately upon the occurrence of an Event of Default, the Debtor hereby appoints Secured Party to be the Debtor's true and lawful attorney, with full power of substitution, in Secured Party's name or the Debtor's name or otherwise, for Secured Party's sole use and benefit, but at the Debtor's cost and expense, to exercise at any time all or any of the following powers with respect to all or any of the Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles:

     5.4.1 to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof;

     5.4.2 to receive, take, endorse, assign and deliver any and all checks, notes, drafts and other negotiable and non-negotiable instruments taken or received by Secured Party in connection therewith, and the Debtor waives notice of presentment, protest and non-payment of any instrument so endorsed or assigned;

     5.4.3 to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

     5.4.4 to extend the time of payment of any or all thereof, to make any allowances and other adjustments with reference thereto,

     5.4.5 to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relevant goods, as fully and effectually as if Secured Party were the absolute owner thereof; and

     5.4.6     to  make  any   reasonable   allowances   and  other   reasonable
adjustments with reference thereto;

     5.4.7 to sign the Debtor's name on any document, on invoices relating to any Account, on drafts against customers, on schedules of assignments of Accounts, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts, and on notices to customers;

     5.4.8 to file or record in any public office notices of assignment or any other public notice required to effect this Security Agreement;

     5.4.9 to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by Secured Party;

     5.4.10 to receive, open and as appropriate to the purposes of this Agreement, respond to or deal with, all mail addressed to the Debtor;

     5.4.11 to discharge Taxes, liens or other encumbrances at any time levied against or placed thereon;

     5.4.12 to send requests for verification of Accounts to the Debtor's customers; and

     5.4.13 to do all other things Secured Party deems reasonably necessary or desirable to carry out the purposes of this Agreement.

The Debtor hereby ratifies and approves all acts of the attorney pursuant to this Section 5.4, and neither Secured Party nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than acts, errors or mistakes due to willful malfeasance or gross negligence by Secured Party or the attorney; provided further, however, that Debtor does not waive any rights under the UCC against the Secured Party for any action taken hereunder which is other than commercially reasonable. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain outstanding.

     5.5 After deducting all reasonable expenses incurred by Secured Party in protecting or enforcing its rights in the Collateral, the remainder of any proceeds of collection or sale of the Collateral shall be applied to the payment of principal, interest or other charges comprising the Obligations in such order as Secured Party may determine, and all surplus shall be returned to the Debtor and the Debtor shall remain liable for any deficiency. Secured Party shall apply the proceeds of collection or sale of the Collateral, if any, at least once during each calendar month, and until so applied, shall retain such proceeds.

     5.6 The Secured Party may exercise its rights with respect to Collateral without resorting to or regard to other collateral or sources of reimbursement for the Obligations.

     5.7 The exercise by the Secured Party of or failure to so exercise any authority granted under this Security Agreement shall in no manner affect any liability of any Debtor to the Secured Party, and provided, further, that the Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under any of the Collateral.

     6.   WAIVERS.

     6.1 The Debtor waives all demands, notices and protests of every kind which are not expressly required under this Security Agreement or the Loan Documents and which are permitted by law to be waived, and which would, if not waived, impair the Secured Party's enforcement of this Security Agreement or release any Collateral from the security interest of the Secured Party under this Security Agreement. By way of example, but not in limitation of the Secured Party's rights under this Security Agreement, the Secured Party does not have to give the Debtor notice of any of the following:

     6.1.1     notice of acceptance of this Security Agreement;

     6.1.2 notice of advances made, credit extended, Collateral received or delivered;

     6.1.3 any action which the Secured Party does or does not take regarding the Debtor, any other person, or any other collateral securing the Obligations;

     6.1.4     enforcement of this Security Agreement against the Collateral; or

     6.1.5     any other action taken in reliance on this Security Agreement.

     6.2 With respect both to Obligations and Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such time or times as the Secured Party may deem advisable.

     6.3 The Secured Party shall have no duty as to the collection or protection of Collateral not in the Secured Party's possession or control, and the Secured Party's duty with reference to Collateral in its possession or control shall be to use reasonable care in the custody and preservation of such Collateral, but such duty shall not require the Secured Party to do any of the following (although the Secured Party is authorized to reasonably undertake any such action if the Secured Party deems such action appropriate):

     6.3.1     protect any of the Collateral against the claims of others;

     6.3.2     collect any sums due on the Collateral;

     6.3.3     exercise any rights under the Collateral;

     6.3.4 notify the Debtor of any maturities or other similar matters concerning the Collateral;

     6.3.5     act upon any request the Debtor may make; or

     6.3.6     preserve or protect the Debtor's rights in the Collateral.

     7.   ACTIONS AND PROCEEDINGS.

     IN THE EVENT OF ANY ACTION OR PROCEEDING WITH RESPECT TO ANY MATTER PERTAINING TO THIS SECURITY AGREEMENT, THE DEBTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY, RIGHTS OF SETOFF AND THE RIGHT TO INTERPOSE COUNTERCLAIMS (EXCEPT TO THE EXTENT THE SAME MAY NOT BE WAIVED PURSUANT TO APPLICABLE PROVISIONS OF THE UCC). THE DEBTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS.

     8.   ADDRESS FOR NOTICES AND SERVICE OF PROCESS.

     All notices, requests and demands to or upon Secured Party or Debtor shall be effective if made in writing and shall be deemed to be delivered (A) upon receipt (i) if delivered by hand or by Federal Express or other national overnight courier with confirmed receipt, or (ii) if sent by telegraph, or (B) when sent, answer back received, in the case of notice by telex or telecopier
(fax), or (C) five (5) days after being deposited in the mail, air postage prepaid, to the following address or to such other address of Secured Party or Debtor as may be hereafter notified by Secured Party to the other:

     if to the Debtor:

          Network60, LLC
          487R Central Avenue
          Cedarhurst, New York 11516

     if to Secured Party:

          Michael Alon and
          Michael Korff, as Agents for
          Network60 Share Owners
          487R Central Avenue
          Cedarhurst, New York 11516

     9.   COSTS OF COLLECTION AND LEGAL FEES.

     The Debtor shall be liable to the Secured Party and shall pay to Secured Party immediately on demand as part of its liability under this Security Agreement all reasonable costs and expenses of the Secured Party, including all reasonable fees and disbursements of the Secured Party's legal counsel incurred in the collection or enforcement or attempted collection or attempted enforcement of the Secured Party's rights under this Security Agreement, whether within or apart from any legal action or proceeding.

     10.  NO WAIVER OF REMEDIES.

     No failure to exercise and no delay in exercising, on the part of the Secured Party, any right, remedy, power or privilege under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Security Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Security Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     11.  NEW YORK LAW.

     Pursuant to Section 5-1401 of the New York General Obligations Law, the whole of this Security Agreement and the rights and obligations of the Debtor and the Secured Party hereunder shall be governed, construed and interpreted in accordance with, the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

     12.  ENTIRE AGREEMENT; MODIFICATIONS.

     This Security Agreement contains the entire agreement between the Secured Party and the Debtor with respect to all subject matters contained herein. This Security Agreement cannot be amended, modified or changed in any way except by a written instrument executed by Secured Party and Debtor.

     13.  SUCCESSORS AND ASSIGNS.

     The covenants, representations, warranties and agreements herein set forth shall be binding upon the Debtor, its legal representatives, successors and assigns and shall inure to the benefit of the Secured Party, its successors and assigns. Any successor or assign of the Secured Party shall forthwith become vested with and entitled to exercise all the powers and rights given by this Security Agreement to the Secured Party, as if such successor or assign were originally named as the Secured Party herein.

     14.  SEVERABILITY.

     The unenforceability or invalidity of any provision or provisions of this Security Agreement or any of the other Loan Documents shall not render any other provision or provisions herein or therein contained unenforceable or invalid.

     16. Capitalized Terms. Capitalized Terms used herein shall have the meanings ascribed to them in that certain Share Exchange Agreement executed ________________, 2002 by and between DTOMI, Inc., Network60, LLC, the members of Network60, LLC, and Ubiquity Partners, LLC.

     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be executed by its duly authorized officer or representative as of the date and year first above written.

                                        NETWORK60, LLC

                                        By: DTOMI, Inc.
                                        Sole Member


                                        By:
                                           -------------------------------------
                                        Title:

ACCEPTED THIS ______ DAY OF ____________, 2002.


-------------------------------              -------------------------------
Michael Alon, as Agent for the               Michael Korff, as Agent for the
Network60 Share Owners                       Network60 Share Owners

DTOMI, INC.


By:____________________________
   Name:
   Title:


STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) ss:

On the __ day of ______________ in the year _______ before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ------------------------------
                                        Notary Public

STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) ss:

On the __ day of ______________ in the year _______ before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ------------------------------
                                        Notary Public

                                    Exhibit 1

                    NOTICE TO ACCOUNT DEBTOR TO MAKE PAYMENT
                       TO THE MERCHANTS BANK OF NEW YORK,
                       A DIVISION OF VALLEY NATIONAL BANK

                 (Letterhead of The Merchants Bank of New York)

                                     (Date)

Registered Mail; Return Receipt Requested or by Overnight Courier, Signature Required

Name and Address
of Account Debtor

     RE:  Payment of All Moneys Due to Network60, LLC (the "Debtor")

Greetings:

     Please take notice that all accounts receivable of the above-captioned Debtor have been assigned to The Merchants Bank of New York, a division of Valley National Bank ("Merchants") and that pursuant to the terms of agreements between the Debtor and Merchants all monies now or hereafter becoming due and owing by you to the Debtor must be paid to Merchants at the following address:

               Michael Alon and Michael Korff
               as Agents for the
               Network60 Share Owners
               487R Central Avenue
               Cedarhurst, New York 11516

     Please take notice that payment to the Debtor of any such monies after the date of receipt of this notice may result in liability to Merchants for the amount of such payment.

     Enclosed is a certified true copy of an authorization executed by the Debtor.

     If you have any questions about this matter, please call _______________ at
_______________.

     Thank you for your cooperation in this matter.

                                        Very truly yours,

                                   SCHEDULE A
                                       to
                Security Agreement and UCC-1 Financing Statements
                                   granted by
                                   the Debtor
                                   in favor of
                         Michael Alon and Michael Korff,
                     as Agent for the Network60 Share Owners
                       pursuant to the Security Agreement
                        dated as of _______________, 2002

Collateral Description Continued:
---------------------------------

As used herein, UCC means the Uniform Commercial Code of the State of New York as in effect on the date of this filing.

All of the following types of Collateral, now owned or hereafter acquired, arising or existing, as such types are defined in any revision of the Uniform Commercial Code as may be enacted in New York, and in particular any revision based upon the 1999 Official Text of the Uniform Commercial Code published by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, AND INTENDING THEREBY TO INCLUDE AS COLLATERAL ALL PERSONAL PROPERTY OF THE DEBTOR:

-----------------------------------------------------------------------------------------------
51.  Accessions                 68.  Entitlement Orders          85.  Notes
52.  Accounts                   69.  Farm Products               86.  Payment Intangibles
53.  As-Extracted Collateral    70.  Financial Assets            87.  Payment Orders
54.  Assets                     71.  Fixtures                    88.  Proceeds
55.  Cash Proceeds              72.  General Intangibles         89.  Proceeds of a Letter of
56.  Certificated Securities    73.  Goods                            Credit
57.  Checks                     74.  Health-Care-Insurance       90.  Promissory Notes
58.  Chattel Paper                   Receivables                 91.  Records
59.  Commercial Tort Claims     75.  Instructions                92.  Securities Accounts
60.  Commodity Accounts         76.  Instruments                 93.  Securities
61.  Commodity Contracts        77.  Inventory                   94.  Securities Certificates
62.  Contracts for Sale         78.  Investment Property         95.  Security Entitlements
63.  Deposit Accounts           79.  Items                       96.  Software
64.  Documents                  80.  Leasehold Interests         97.  Supply Contracts
65.  Drafts                     81.  Letter-of Credit Rights     98.  Supporting Obligations
66.  Electronic Chattel Paper   82.  Manufactured Homes          99.  Tangible Chattel Paper
67.  Equipment                  83.  Nonnegotiable Instruments   100. Uncertificated Securities
                                84.  Noncash Proceeds
-----------------------------------------------------------------------------------------------

                                   SCHEDULE B
                                       to
                               Security Agreement
                                   granted by
                                   the Debtors
                                   in favor of
                         Michael Alon and Michael Korff,
                     as Agent for the Network60 Share Owners
                       pursuant to the Security Agreement
                        dated as of _______________, 2002

I.   The Debtor's exact legal name: Network60, LLC

All names, if any, other than the name set forth above, under which the Debtor conducts business (if none, insert "None"):

The Debtor's jurisdiction of organization: New York

Principal place of business of the Debtor:

     487R Central Avenue
     Cedarhurst, New York 11516

Chief executive office of the Debtor:

     487R Central Avenue
     Cedarhurst, New York 11516

All other places of business, if any, of the Debtor (if none, insert "None"):


All locations of inventory of the Debtor:

Existing security interests, if any, in the Collateral other than security interest created in Secured Party's favor:

None

All prior names of the Debtor, if any (if none, insert "None"):

-----------------------------------------

II.  The Debtor's exact legal name: _______________________________________

All names, if any, other than the name set forth above, under which the Debtor conducts business (if none, insert "None"):

The Debtor's jurisdiction of organization:

Principal place of business of the Debtor:

------------------------------------
------------------------------------

Chief executive office of the Debtor:


All other places of business, if any, of the Debtor (if none, insert "None"):


All locations of inventory of the Debtor:

Existing security interests, if any, in the Collateral other than security interest created in Secured Party's favor: None

All prior names of the Debtor, if any (if none, insert "None"):

None

                                   SCHEDULE C
                                       to
                               Security Agreement
                                   granted by
                                   the Debtors
                                   in favor of
                         The Merchants Bank of New York,
                       a division of Valley National Bank,
                       pursuant to the Security Agreement
                        dated as of _______________, 2002

List of all registered patents, Trademarks and Copyrights owned by the Debtor with all pertinent registration information.

None